Exhibit (j)(1)(i)

                          INDEPENDENT AUDITORS' CONSENT

The Board of Trustees
Lexington Money Market Trust:

We consent to the use of our report  incorporated herein by reference and to the
reference  to  our  firm  under  the  heading  "Financial   Highlights"  in  the
Prospectus.


                                        /s/ KPMG LLP

Los Angeles
April 25, 2001